December 21, 2022
VIA EDGAR
Division of Investment Management

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Re:
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 (File Nos. 811-22437 and 333-267848)
Ladies and Gentlemen:
Enclosed for filing on behalf of the Trust, a closed-end management investment company, is the Pre-Effective Amendment No. 1 to the Trust’s registration statement on Form N-2 under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (“Registration Statement”).
This filing is for the registration and issuance of common shares of beneficial interest, par value $0.01 per share, in accordance with the Registration Statement (the “Offering”). This filing is being made for the purposes of (i) filing certain required exhibits; (ii) incorporating comments received from the Staff of the U.S. Securities and Exchange Commission in connection with its review of the Registration Statement; and (iii) making certain other changes to the Registration Statement. The approximate date of the proposed Offering will be from time to time after the effective date of the Registration Statement.
The Registrant will file, pursuant to Rule 424 under the Securities Act, a prospectus and statement of additional information dated on or about the effective date of the Registration Statement prior to the sale of common shares of beneficial interest in connection with the Offering.
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Please call Julien Bourgeois at Dechert LLP at 202.261.3451 or Allison Fumai at Dechert LLP at 212.698.3526 with any questions or comments regarding this filing or if they may assist you in any way.
Very truly yours,
/s/ Amy. J. Lee
Amy J. Lee Vice President and Chief Legal Officer Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust